EXHIBIT 23.2

                     CONSENT OF INDEPENDENT ACCOUNTANTS

  The Board of Directors
  CMGI, Inc.

  We consent to the use of our reports incorporated herein by reference.


  /s/ KPMG LLP
  ------------------------
  KPMG LLP
  Boston, Massachusetts
  March  31, 2000